UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006

Dot Hill Systems Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6305 El Camino Real, Carlsbad, California		92009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 931-5500

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Reference is made to Item 5.02 of this Current Report on Form 8-K.

Item 5.02         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 6, 2006, James L. Lambert retired as our Vice Chairman of our Board of Directors and Chief Executive Officer, effective March 1, 2006. Following his departure from Dot Hill, Mr. Lambert will concentrate his efforts on a family business venture outside the technology sector and will continue to provide executive guidance to us on a consultancy basis.

Also on February 6, 2006, Dana W. Kammersgard, our current President, was appointed as our Chief Executive Officer and a director, effective March 1, 2006. Mr. Kammersgard was appointed to serve as a Class III director, continuing in office until our 2008 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

We have previously entered into agreements with Mr. Kammersgard that include an employment contract, a change of control agreement, the 2005 Executive Compensation Plan and an indemnity agreement, each of which is attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, and all of which are incorporated herein by reference.

A copy of the February 10, 2006 press release announcing Mr. Lambert’s retirement and Mr. Kammersgard’s appointments is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(c)        Exhibits.

10.1	Employment letter agreement dated August 2, 1999 between Dot Hill Systems Corp. and Dana W. Kammersgard. (1)

10.2	Change of Control Agreement dated August 23, 2001 between Dot Hill Systems Corp. and Dana Kammersgard. (2)

10.3	2005 Executive Compensation Plan for Dana Kammersgard, effective January 1, 2005. (3)

10.4	Form of Indemnity Agreement. (4)

99.1	Press release of Dot Hill Systems Corp. dated February 10, 2006.

(1)        Filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 1999 and incorporated herein by reference.

(2)        Filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and incorporated herein by reference.

(3)        Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on February 9, 2005 and incorporated herein by reference.

(4)        Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on December 13, 2005 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

	By:	/s/ Preston Romm
Preston Romm
Chief Financial Officer, Vice President,
Finance, Secretary and Treasurer

Date: February 10, 2006

INDEX TO EXHIBITS

10.1	Employment letter agreement dated August 2, 1999 between Dot Hill Systems Corp. and Dana W. Kammersgard. (1)

10.2	Change of Control Agreement dated August 23, 2001 between Dot Hill Systems Corp. and Dana Kammersgard. (2)

10.3	2005 Executive Compensation Plan for Dana Kammersgard, effective January 1, 2005. (3)

10.4	Form of Indemnity Agreement. (4)

99.1	Press release of Dot Hill Systems Corp. dated February 10, 2006.

(1)        Filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 1999 and incorporated herein by reference.

(2)        Filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and incorporated herein by reference.

(3)        Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on February 9, 2005 and incorporated herein by reference.

(4)        Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on December 13, 2005 and incorporated herein by reference.